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EXHIBIT 10.7


Recording Requested By,
And After Recording, Return To:
WELLS FARGO BANK,
  NATIONAL ASSOCIATION
201 Third Street 8th Floor
San Francisco, CA 94103
Attn: Records Management/Team 2


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                AGREEMENT AND ACKNOWLEDGMENT OF SECURITY INTEREST

         THIS AGREEMENT AND ACKNOWLEDGMENT OF SECURITY INTEREST (this "Agreement") is entered into as of September 1, 2005, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), EMRISE CORPORATION ("Debtor") and Noel C. McDermott and Warren P. Yost ("Landlord").

         WHEREAS, Bank has extended, or has agreed to extend, credit to Debtor on the condition, among others, that such credit be secured by a security interest in certain assets of Debtor (the "Collateral") described in the Security Agreement attached hereto as EXHIBIT A and incorporated herein by this reference (the "Security Agreement"), and all or a portion of the Collateral is now or may hereafter be located on that certain real property owned by Landlord in Santa Clara County, California, as more particularly described on EXHIBIT B attached hereto and incorporated herein by this reference (the "Property"); and

         WHEREAS, in extending or continuing to extend such credit to Debtor, Bank is relying on the acknowledgments, representations and agreements relating to the Collateral set forth herein.

         NOW, THEREFORE, Landlord, Debtor and Bank hereby acknowledge, represent and agree as follows:

         1. LANDLORD'S ACKNOWLEDGMENT. Landlord acknowledges that the security interest of Bank in the Collateral is senior and superior to any claim or right in all or any portion thereof which Landlord now has or may at any time hereafter acquire. Landlord confirms that Landlord has not received notice from any person or entity other than Bank of any claim of right, title or interest in or to any of the Collateral.

         2. NOTICE AND LICENSE. Landlord agrees to deliver to Bank, at the same time as delivery to Debtor, a copy of any notice given by Landlord to Debtor regarding any breach of, or limitation or termination of, any lease or other agreement between Debtor and Landlord relating to Debtor's use and possession of the Property. Subject to the terms and conditions of this Agreement, Landlord and, where applicable, Debtor agree that notwithstanding any failure by Debtor to perform under, or the termination of, any lease or other agreement between Debtor and Landlord relating to Debtor's use and possession of the Property: (a) Landlord will not dispose of the Collateral nor assert any right or interest therein unless it has first notified Bank in writing and has given Bank a reasonable opportunity to exercise Bank's rights in and to the collateral, and
(b) Bank is hereby granted the right and license to enter upon the Property and to possess and use the Property to take possession of the Collateral and to exercise Bank's rights, powers and remedies with respect to the Collateral, including without limitation completing any work in process, removing any or all of the Collateral from the Property, and sorting, assembling, selling (including by auction sale held on the Property) and otherwise disposing of the Collateral in accordance with the terms and conditions of the Security Agreement, this Agreement and applicable law.

         3. CONDITION. The rights and licenses granted to Bank herein are conditioned upon Bank's agreement to, and Bank hereby agrees to: (a) pay rent to Landlord at the times and at the daily rate paid by Debtor for the period commencing on the day Bank enters into possession of the Property and ending on the day Bank relinquishes possession thereof; and (b) reimburse Landlord for any damage to the Property, other than diminution in value thereof, actually caused by Bank's activities on the Property during its possession thereof.

         4. INDEMNITY. Debtor agrees to indemnify and hold Landlord and Bank, and their respective partners, officers, directors, successors and assigns, harmless from and against any and all claims, actions, damages, costs, expenses (including reasonable attorneys' fees, to include Bank's outside counsel fees and all allocated costs of Bank's in-house counsel) and/or liability arising from or in any manner relating to Landlord's compliance with this Agreement and/or Bank's exercise of any of its rights hereunder. Debtor hereby irrevocably authorizes Landlord to comply with any instructions or directions which Bank may give to Landlord pursuant hereto and/or in connection with Bank's exercise of its rights, powers and remedies with respect to the Collateral.

         5. NO WAIVER; AMENDMENTS. No delay, failure or discontinuance of Bank in exercising any right, power or remedy hereunder or under the Security Agreement shall affect such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect the further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of Bank hereunder are Cumulative and not exclusive. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under this Agreement, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in such writing. This Agreement may be amended or modified only in writing signed by all parties hereto.

         6. NOTICES. All notices, requests and demands required hereunder must be in writing, addressed to each party at the address specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         7. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

BANK:                                             LANDLORD:
WELLS FARGO BANK
  NATIONAL ASSOCIATION                            By: /s/ Noel C. McDermott
                                                     ---------------------------
                                                      Noel C. McDermott
By: /s/ Joseph E. Hopper                          Address:
   -----------------------------------------              ----------------------
Title: Joseph E. Hopper, Vice President                   ----------------------
Address: 4141 Inland Empire Blvd, Suite #350
         Ontario, CA 91764                        By: /s/ Warren P. Yost
                                                     ---------------------------
                                                     Warren P. Yost
                                                  Address:
                                                          ----------------------
                                                          ----------------------
DEBTOR:
EMRISE CORPORATION

By: /s/ Randolph D. Foote
    ----------------------------------------
Title: Randolph D. Foote, Vice President
Address: 9485 Haven Avenue, Suite 100
         Rancho Cucamonga, CA 91730


                          OBTAIN NOTARY ACKNOWLEDGMENTS


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                                   EXHIBIT "A"

                                                   CONTINUING SECURITY AGREEMENT
WELLS FARGO                                      RIGHTS TO PAYMENT AND INVENTORY
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1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned
EMRISE CORPORATION, or any of them ("Debtor"), hereby grants and transfers to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") a security interest in all accounts, deposit accounts, chattel paper (whether electronic or tangible), instruments, promissory notes, documents, general intangibles, payment intangibles, software, letter of credit rights, health-care insurance receivables and other rights to payment (collectively called "Rights to Payments"), now existing or at any time hereafter, and prior to the termination hereof, arising (whether they arise from the sale, lease or other disposition of inventory or from performance of contracts for service, manufacture, construction, repair or otherwise or from any other source whatsoever), including all securities, guaranties, warranties, indemnity agreements, insurance policies, supporting obligations and other agreements pertaining to the same or the property described therein, and in all goods returned by or repossessed from Debtor's customers, together with a security interest in all inventory, goods held for sale or lease or to be furnished under contracts for service, goods so leased or furnished, raw materials, component parts and embedded software, work in process or materials used or consumed in Debtor's business and all warehouse receipts, bills of lading and other documents evidencing goods owned or acquired by Debtor, and all goods covered thereby, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, and all products thereof (collectively called "Inventory"), whether in the possession of Debtor, warehousemen, bailees or any other person, or in process of delivery and whether located at Debtor's places of business or elsewhere (with all Rights to Payment and Inventory referred to herein collectively as the "Collateral"), together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Bank; (b) all obligations of Debtor and rights of Bank under this Agreement; and (c) all present and future obligations of Debtor to Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Bank, including without limitation, the payment of all Indebtedness of Debtor to Bank, and the termination of all commitments of Bank to extend credit to Debtor, existing at the time Bank receives written notice from Debtor of the termination of this Agreement.

4. OBLIGATIONS OF BANK. Bank has no obligation to make any loans hereunder. Any money received by Bank in respect of the Collateral may be deposited, at Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Bank that:
(a) Debtors legal name is exactly as set forth on the first page of this Agreement, and all of Debtor's organizational documents or agreements delivered to Bank are complete and accurate in every respect; (b) Debtor is the owner and


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has possession or control of the Collateral and Proceeds; (c) Debtor has the exclusive right to grant a security interest in the Collateral and Proceeds; (d) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby or as otherwise agreed to by Bank, or heretofore disclosed by Debtor to Bank, in writing; (e) all statements contained herein and, where applicable, in the Collateral are true and complete in all material respects; (f) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Bank, is on file in any public office; (g) all persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (h) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; and (i) all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws.

6. COVENANTS OF DEBTOR.

6.1 Debtor Agrees in general: (a) to pay Indebtedness secured hereby when due;
(b) to indemnify Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (c) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the perfection and preservation of the Collateral or Bank's interest therein and/or the realization, enforcement and exercise of Bank's rights, powers and remedies hereunder; (d) to permit Bank to exercise its powers; (e) to execute and deliver such documents as Bank deems necessary to create, perfect and continue the security interests contemplated hereby; (f) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Bank prior written notice thereof; (g) not to change the places where Debtor keeps any Collateral or Debtors records concerning the Collateral and Proceeds without giving Bank prior written notice of the address to which Debtor is moving same; and (h) to cooperate with Bank in perfecting all security interests granted herein and in obtaining such agreements from third parties as Bank deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder.

6.2 Debtor agrees with regard to the Collateral and Proceeds, unless Bank agrees otherwise in writing: (a) that Bank is authorized to file financing statements in the name of Debtor to perfect Bank's security interest in Collateral and Proceeds; (b) to insure Inventory and, where applicable, Rights to Payment with Bank named as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Bank; (c) not to use any Inventory for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (d) not to remove Inventory from Debtor's premises except in the ordinary course of Debtor's business; (e) not to permit any security interest in or lien on the Collateral or Proceeds, including without limitation, liens arising from the storage of Inventory, except in favor of Bank; (f) not to sell, hypothecate or otherwise dispose of, nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein, except sales of inventory to buyers in the ordinary course of Debtors business; (g) to furnish reports to Bank of all acquisitions, returns, sales and other dispositions of the Inventory in such form and detail and at such times as Bank may require; (h) to permit Bank to inspect the Collateral at any time; (i) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Bank to inspect the same and make copies thereof at any reasonable time; (j) if requested by Bank, to receive and use reasonable diligence to collect Rights to Payment and Proceeds, in trust and as the property of Bank, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Bank; (k) not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (l) to give only normal allowances and credits and to advise Bank thereof immediately in writing if they affect any


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Rights to Payment or Proceeds in any material respect; (m) on demand, to deliver to Bank returned property resulting from, or payment equal to, such allowances or credits on any Rights to Payment or Proceeds or to execute such documents and do such other things as Bank may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property; (n) from time to time, when requested by Bank, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Bank all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (o) in the event Bank elects to receive payments of Rights to Payment or Proceeds hereunder, to pay all expenses incurred by Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (p) to provide any


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